Filed pursuant to Rule 497
File No. 333-175654

FS INVESTMENT CORPORATION II

Supplement dated November 1, 2012

to

Prospectus dated May 18, 2012

This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation II dated May 18, 2012, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 30 of the Prospectus before you decide to invest in shares of our common stock.

Prospectus Summary

This supplement supplements and amends the section of the Prospectus entitled “Prospectus Summary—Risk Factors” by adding the following summary risk factor immediately after the last bullet point thereof:

•	We are subject to risks associated with our debt securitization facility.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” by adding the following immediately after the last paragraph thereof (dollar amounts are presented in thousands):

JPM Financing

On October 26, 2012, through our two newly-formed, wholly-owned, special-purpose, bankruptcy-remote subsidiaries, Lehigh River LLC, or Lehigh River, and Cobbs Creek LLC, or Cobbs Creek, we entered into a conventional debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, pursuant to which up to $150,000 will be made available to us to fund investments in new securities and for other general corporate purposes. We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing transaction, we may sell from time to time loans in our portfolio having an aggregate market value of approximately $316,500 to Lehigh River pursuant to an asset transfer agreement we entered into with Lehigh River on October 26, 2012, or the Lehigh Asset Transfer Agreement. Under the Lehigh Asset Transfer Agreement, on October 26, 2012, we sold loans to Lehigh River for a purchase price of approximately $161,561, all of which consisted of the issuance to us of equity interests in Lehigh River. It is expected that the aggregate amount of loans held by Lehigh River when the financing arrangement is fully-ramped will be approximately $316,500.

The loans held by Lehigh River will secure the obligations of Lehigh River under Class A Floating Rate Notes, or the Class A Notes, to be issued from time to time by Lehigh River to Cobbs Creek pursuant to an indenture dated as of October 26, 2012 with Citibank, as trustee, or the Indenture. Pursuant to the Indenture, the aggregate principal amount of Class A Notes that may be issued by Lehigh River from time to time is $180,000. Principal on the Class A Notes will be due and payable on the stated maturity date of November 20, 2023. Interest on the Class A Notes accrues at three-month LIBOR plus a spread of 2.75% per annum. Cobbs Creek will purchase the Class A Notes to be issued by Lehigh River from time to time at a purchase price equal to their par value.

Pursuant to the Indenture, Lehigh River has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the loans securing the Class A Notes to be at least 147.07% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-adviser to our investment adviser, FSIC II Advisor.

Cobbs Creek, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of a master repurchase agreement and the related annex and confirmation to such agreement, each dated as of October 26, 2012, or collectively, the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Cobbs Creek for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $180,000. Accordingly, the maximum amount payable at any time to Cobbs Creek under the JPM Facility will not exceed $150,000. Under the JPM Facility, Cobbs Creek will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM. The final repurchase transaction must occur no later than November 20, 2016. The repurchase price paid by Cobbs Creek to JPM for each repurchase of the Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at a fixed rate of 3.25% per annum. Commencing November 20, 2014, Cobbs Creek is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility. Such reductions, and any other reductions of the principal amount of Class A Notes, including upon an event of default, will be subject to breakage fees in an amount equal to the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

If at any time during the term of the JPM Facility the market value of the loans held by Lehigh River securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Cobbs Creek will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. In such event, in order to satisfy any such margin-posting requirements, Cobbs Creek intends to borrow funds from us pursuant to a revolving credit agreement we entered into, as lender, with Cobbs Creek, as borrower, on October 26, 2012, or the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Cobbs Creek pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

In connection with the JPM Facility, we may sell from time to time loans in our portfolio having an aggregate market value of approximately $90,000 to Cobbs Creek pursuant to an asset transfer agreement we entered into with Cobbs Creek on October 26, 2012, or the Cobbs Asset Transfer Agreement. The loans purchased by Cobbs Creek from us will secure the obligations of Cobbs Creek under the JPM Facility. Under the Cobbs Asset Transfer Agreement, on October 26, 2012, we sold loans to Cobbs Creek for a purchase price of approximately $36,256, all of which consisted of the issuance to us of equity interests in Cobbs Creek.

Pursuant to the JPM Facility, Cobbs Creek has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions. In addition to customary events of default included in similar transactions, the JPM Facility contains the following events of default: (a) the failure to pay the repurchase price upon the applicable payment dates; (b) the failure to post required cash collateral with JPM as discussed above; and (c) the occurrence of an event of default under the Indenture.

In connection with the Class A Notes and the Indenture, Lehigh River also entered into a collateral management agreement with us, as collateral manager, dated as of October 26, 2012, pursuant to which we will manage the assets of Lehigh River; and a collateral administration agreement with Virtus Group, LP, as collateral administrator, and us, as collateral manager, dated as of October 26, 2012, pursuant to which Virtus Group, LP will perform certain administrative services with respect to the assets of Lehigh River. In connection with the JPM Facility, Cobbs Creek also entered into a collateral management agreement with us, as collateral manager, dated as of October 26, 2012, pursuant to which we will manage the assets of Cobbs Creek.

In connection with the transactions described above, on October 26, 2012, Lehigh River issued a Class A Note to Cobbs Creek in the principal amount of $22,000. We funded this purchase through a capital contribution of $22,000 to Cobbs Creek. Cobbs Creek subsequently sold this Class A Note to JPM under the JPM Facility for aggregate proceeds of approximately $18,333. During the 180-day period following October 26, 2012, Lehigh River intends to issue and sell to Cobbs Creek an additional $158,000 in aggregate principal amount of Class A Notes and Cobbs Creek intends to enter into additional repurchase transactions under the JPM Facility with respect to such Class A Notes.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures about Market Risk” by adding the following immediately after the second sentence of the first paragraph thereof:

Pursuant to the terms of the financing arrangement with JPM, borrowings under the Revolving Credit Agreement and interest on the Class A Notes are subject to a floating rate based on LIBOR.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors” by adding the following risk factor as the last risk factor under the heading “Risks Relating to Debt Financing”:

We are subject to risks associated with our debt securitization facility.

On October 26, 2012, we entered into a debt financing arrangement with JPM through two wholly-owned subsidiaries pursuant to which up to $150 million will be made available to us to fund investments in new securities and for other general corporate purposes. The financing transaction with JPM is structured as a debt securitization. We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis (collectively referred to herein as “income producing assets”), and borrows money on a non-recourse basis against a legally separate pool of income producing assets. In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a “special purpose entity”, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets. The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing transaction, loans in our portfolio having an aggregate market value of approximately $317 million may be sold by us from time to time to Lehigh River pursuant to the Lehigh Asset Transfer Agreement. The loans held by Lehigh River will secure the obligations of Lehigh River under the Class A Notes to be issued from time to time by Lehigh River to Cobbs Creek pursuant to the Indenture. The Class A Notes may be issued in an aggregate principal amount of up to $180 million and mature on November 20, 2023. Cobbs Creek will purchase the issued Class A Notes from time to time at a purchase price equal to their par value.

Cobbs Creek, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of the JPM Facility. Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Cobbs Creek for an aggregate purchase price equal to approximately 83.33% of the principal amount of Class A Notes purchased. Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $180 million. Accordingly, the maximum amount payable at any time to Cobbs Creek under the JPM Facility will not exceed $150 million.

In connection with the JPM Facility, we may sell from time to time loans in our portfolio having an aggregate market value of approximately $90 million to Cobbs Creek pursuant to the Cobbs Asset Transfer Agreement. The loans purchased by Cobbs Creek from us will secure the obligations of Cobbs Creek under the JPM Facility.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources—JPM Financing” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Lehigh River is subordinated to the debt obligations of Lehigh River.

Under the Lehigh Asset Transfer Agreement, we sold loans to Lehigh River for a purchase price of approximately $162 million, all of which consisted of the issuance to us of equity interests in Lehigh River. Any dividends or other payments in respect of our equity interest in Lehigh River are subordinated in priority of payment to the Class A Notes. In addition, Lehigh River is subject to certain payment restrictions set forth in the Indenture in respect of its equity interest.

We will receive cash distributions based on our investment in Lehigh River only if Lehigh River has made all required cash interest payments on the Class A Notes. We cannot assure you that distributions on the assets held by Lehigh River will be sufficient to make any distributions to us or that the yield on our investment in Lehigh River will meet our expectations.

Our equity investment in Lehigh River is unsecured and ranks behind all of the creditors, known or unknown, of Lehigh River, including the holders of the Class A Notes. Consequently, if the value of Lehigh River’s portfolio of loan investments decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Lehigh River could be reduced. Accordingly, our investment in Lehigh River may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Lehigh River’s portfolio of loan investments decreases and Lehigh River is unable to make any required payments to Cobbs Creek pursuant to the terms of the Class A Notes, Cobbs Creek may, in turn, be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Cobbs Creek’s portfolio of loan investments is not sufficient to meet Cobbs Creek’s payment obligations to JPM, we may be required to loan or otherwise provide additional funds to Cobbs Creek to cover Cobbs Creek’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Cobbs Creek.

Our equity investment in Cobbs Creek is subordinated to the debt obligations of Cobbs Creek.

Under the Cobbs Asset Transfer Agreement, we sold loans to Cobbs Creek for a purchase price of approximately $36 million, all of which consisted of the issuance to us of equity interests in Cobbs Creek. Any dividends or other payments in respect of our equity interest in Cobbs Creek are subordinated in priority of payment to Cobbs Creek’s payment obligations under the JPM Facility. In addition, Cobbs Creek is subject to certain payment restrictions set forth in the JPM Facility in respect of its equity interest.

We will receive cash distributions based on our investment in Cobbs Creek only if Cobbs Creek has made all required payments under the JPM Facility. We cannot assure you that distributions on the assets held by Cobbs Creek, including the Class A Notes, will be sufficient to make any distributions to us or that the yield on our investment in Cobbs Creek will meet our expectations.

Our equity investment in Cobbs Creek is unsecured and ranks behind all of the creditors, known or unknown, of Cobbs Creek, including JPM. Consequently, if the value of Cobbs Creek’s portfolio of loan investments decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Cobbs Creek could be reduced. Accordingly, our investment in Cobbs Creek may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Cobbs Creek’s portfolio of loan investments decreases or Lehigh River fails to make any required payments to Cobbs Creek pursuant to the terms of the Class A Notes, Cobbs Creek may be unable to make any required payments to JPM pursuant to the terms of the JPM Facility. In such event, if the value of Cobbs Creek’s portfolio of loan investments is not sufficient to meet Cobbs Creek’s payment obligations to JPM, we may be required to loan or otherwise provide additional funds to Cobbs Creek to cover Cobbs Creek’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Cobbs Creek.

Our equity investments in Lehigh River and Cobbs Creek have a high degree of leverage.

The maximum aggregate principal amount of the Class A Notes that may be issued is $180 million and loans in our portfolio having an aggregate market value of approximately $317 million may be sold by us from time to time to Lehigh River. Similarly, the maximum repurchase amount payable at any time by Cobbs Creek to JPM under the JPM Facility is $150 million, plus applicable interest, and loans in our portfolio having an aggregate market value of approximately $90 million may be sold by us from time to time to Cobbs Creek. The market value of our equity investments in Lehigh River and Cobbs Creek may be significantly affected by a variety of factors, including changes in the market value of the investments held by Lehigh River and Cobbs Creek, changes in distributions on the investments held by Lehigh River and Cobbs Creek, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments. Our investments in Lehigh River and Cobbs Creek may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment. The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Lehigh River. As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests. For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Lehigh River making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of loans that secure the obligations of Lehigh River under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Indenture. JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests. For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable. This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Lehigh River. Lehigh River may not have proceeds sufficient to make required payments on the Class A Notes and make any distributions to us. Any failure of Lehigh River to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Lehigh River may fail to meet certain asset coverage and quality tests, which would have an adverse effect on us.

Under the Indenture, there are coverage tests and quality tests applicable to the collateral securing the Class A Notes. The first coverage test, or the Class A Interest Coverage Test, compares the amount of interest received on the portfolio of loans held by Lehigh River to the amount of interest payable in respect of the Class A Notes. To meet the Class A Interest Coverage Test, the aggregate amount of interest received on the portfolio of loans held by Lehigh River must equal at least 150% of the interest payable in respect of the Class A Notes. The second coverage test, or the Class A Par Value Test, compares the aggregate principal amount of the portfolio of loans (other than any loan acquired for a purchase price of less than 80% of its principal amount, which loan will be assigned a value equal to its purchase price) plus cash held by Lehigh River to the aggregate outstanding principal amount of the Class A Notes. To meet the Class A Par Value Test, the aggregate principal amount of the portfolio of loans (other than any loan acquired for a purchase price of less than 80% of its principal amount, which loan will be assigned a value equal to its purchase price) plus cash held by Lehigh River must equal at least 164.44% of the aggregate outstanding principal amount of the Class A Notes. The third coverage test, or the Additional Class A Par Value Test, compares the aggregate principal amount of the portfolio of loans (other than any defaulted loan, which loan will be assigned a value equal to its market value) held by Lehigh River to the aggregate outstanding principal amount of the Class A Notes. To meet the Additional Class A Par Value Test, the aggregate principal amount of the portfolio of loans (other than any defaulted loan, which loan will be assigned a value equal to its market value) held by Lehigh River must equal at least 147.07% of the aggregate outstanding principal amount of the Class A Notes. The quality tests compare the minimum weighted average fixed coupon rates, the minimum weighted average floating coupon rates, the weighted average life, the anticipated recovery rates and the anticipated default rates of the portfolio of loans held by Lehigh River to certain benchmarks as described more fully in the Indenture.

If the Class A Interest Coverage Test or the Class A Par Value Test is not satisfied on any date on which compliance is measured, Lehigh River is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable tests. Failure to satisfy the Additional Class A Par Value Test on any measurement date constitutes an event of default under the Indenture. Obligations that may be added to the portfolio of loans held by Lehigh River and constituting collateral from time to time under the Indenture are subject to certain restrictions in respect of the quality tests referenced above and more fully described in the Indenture.

The market value of the underlying loans held by Lehigh River and Cobbs Creek may decline causing Cobbs Creek to borrow funds from us in order to meet certain margin posting and minimum market value requirements, which would have an adverse effect on the timing of payments to us.

If at any time during the term of the JPM Facility the market value of the underlying loans held by Lehigh River securing the Class A Notes declines below the Margin Threshold, Cobbs Creek will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold. Similarly, pursuant to the JPM Facility, the market value of the underlying loans held by Cobbs Creek must be at least $29 million until December 25, 2012 and at least $75 million on and after December 25, 2012, or collectively, the Market Value Requirement. In either such event, in order to satisfy these requirements, Cobbs Creek intends to borrow funds from us pursuant to the Revolving Credit Agreement. We may, in our sole discretion, make such loans from time to time to Cobbs Creek pursuant to the terms of the Revolving Credit Agreement. Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum. To the extent we loan additional funds to Cobbs Creek to satisfy the Margin Threshold or the Market Value Requirement, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Lehigh River or Cobbs Creek, if any, may decrease their value and reduce the value of our equity interests in these entities.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the investments held by Lehigh River and Cobbs Creek, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreements we have entered into with Lehigh River and Cobbs Creek. During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Lehigh River or Cobbs Creek holding assets that do not meet certain specified criteria for the investments made by it. This could adversely impact the coverage and quality tests under the Indenture applicable to Lehigh River. This could also adversely impact the ability of Lehigh River to meet the Margin Threshold and Cobbs Creek to meet the Market Value Requirement. Any amendment, waiver, modification or other restructuring that reduces Lehigh River’s compliance with the coverage and quality tests under the Indenture will make it more likely that Lehigh River will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests. Similarly, any amendment, waiver, modification or other restructuring that reduces Lehigh River’s ability to meet the Margin Threshold or Cobbs Creek’s ability to meet the Market Value Requirement will make it more likely that Cobbs Creek will need to retain assets, including cash, to increase the market value of the assets held by Cobbs Creek and to post cash collateral with JPM in an amount at least equal to the amount by which the market value of the underlying loans held by Lehigh River is less than the Margin Threshold. Any such use of cash by Lehigh River or Cobbs Creek would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Lehigh River or Cobbs Creek.

We receive cash from Lehigh River and Cobbs Creek only to the extent that Lehigh River or Cobbs Creek, respectively, make distributions to us. Lehigh River may make distributions to us, in turn, only to the extent permitted by the Indenture. The Indenture generally provides that distributions by Lehigh River may not be made unless all amounts owing with respect to the Class A Notes have been paid in full. Cobbs Creek may make distributions to us only to the extent permitted by the JPM Facility. The JPM Facility generally provides that distributions by Cobbs Creek may not be made if the Margin Threshold has not been met or if the market value of the underlying loans held by Cobbs Creek is less than the Market Value Requirement. If we do not receive cash from Lehigh River or Cobbs Creek, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all. We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Cobbs Creek at the end of the applicable period, Cobbs Creek’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Cobbs Creek to JPM had JPM performed under the JPM Facility. The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.